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Merrill Lynch Investment Managers

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Annual Report

January 31, 2001


Mercury
U.S. Government
Securities Fund




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury U.S. Government Securities Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Christopher G. Ayoub, Senior
  Vice President
R. Elise Baum, Senior Vice President
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
Gregory Mark Maunz, Senior
  Vice President
Donald C. Burke, Vice President and
  Treasurer
Allan J. Oster, Secretary


Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Mercury U.S. Government Securities Fund, have recently retired. The Program's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


January 31, 2001  2  Mercury U.S. Government Securities Fund



DEAR SHAREHOLDER


We are pleased to provide you with this annual report to shareholders. During the six-month period ended January 31, 2001, the US Treasury yield curve steepened from its previous inverted shape as the Federal Reserve Board eased monetary policy and lowered the Federal Funds rate 100 basis points (1.00%). While both 50 basis point rate cuts were made in January, the January 3, 2001 cut was made inter-period, which we believe was a bold statement by the Federal Reserve Board. Intermediate-term yields fell as well with two-year and five-year Treasury note yields lower by 180 basis points and 142 basis points, respectively, by January month-end. Long-term interest rates also fell with 10-year and 30-year Treasury note yields lower by 92 basis points and 40 basis points, respectively, on January 31, 2001.

Even with lower long-term interest rates, mortgage-backed securities
(MBS) performed very well compared to their Treasury counterparts. This can be measured in a very broad sense by the returns of the unmanaged Salomon Smith Barney Total Rate of Return Indexes. (All returns cited are measured by the unmanaged Salomon Smith Barney Total Rate of Return Index.) The mortgage component of the Broad Investment-Grade Bond Index returned +8.19% for the six-month period ended January 31, 2001, while the Treasury component returned +7.46%. To illustrate further, 30-year conventional 6% MBS returned +10.15% relative to its benchmark the 10-year Treasury note, which has a similar average life and returned +8.34% for the same period. This scenario worked out well for the Fund as we had an 8% allocation in conventional (Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC)) MBS. Lower-coupon MBS had the strongest performance for the period but even those MBS priced around par performed well. The Fund also had positions in conventional 6.5% MBS and Government National Mortgage Association (GNMA) 7% and 7.5%, which returned +8.94%, +8.25% and +7.28%, respectively, for the six months ended January 31, 2001. Similarly, in 15-year MBS, the lower-coupon MBS had the strongest performance. FHLMC GOLD 5.5%, the Fund's largest 15-year MBS position, returned +8.66% for the period. This compares favorably to the five-year Treasury note, which has a similar average life and returned +8.21% for the same period. The Fund also had a strong position in conventional 15-year 6.5% MBS, which returned more than +7.69% for the period.


January 31, 2001  3  Mercury U.S. Government Securities Fund


When long-term interest rates fall, such as in this most recent period, prepayment risk tends to negatively affect the performance of MBS. We have had an ongoing strategy in the Fund to limit the adverse effects that come with prepayment risk. We have concentrated our investments in MBS whose homeowners have little or no incentive to refinance. In fact, prepayments on our conventional 6% MBS are welcomed as prepayments are made at par and these MBS were purchased at a discount. Even with the rally seen during the period, more than half the MBS positions in the Fund still had prices below par at period end. Additionally, we added to our Treasury position and the Multi-Family Fannie Mae position. Because interest rates fell and prepayment expectations rose during the period, the duration of the mortgage index fell dramatically. We used the Treasury and Multi-Family positions to seek to protect the Fund against the adverse effects of prepayments and to maintain duration in a falling interest rate environment. Fannie Mae Multi-Family pools are protected from prepayment risk by their lock out and yield maintenance periods, while still earning a yield advantage over their Treasury benchmarks.

We expect to maintain our strategy of limiting prepayment risk in the Fund. If long-term interest rates continue to fall, prepayment risk will become an increasing concern for MBS investors and we believe this strategy of limiting prepayment risk is a prudent one. We believe that MBS offer a significant yield advantage over US Treasury notes and remain a fixed-income investment with high credit quality and excellent liquidity.

Fiscal Year in Review
For the 12-month period ended January 31, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +12.85%, +12.68%, +12.02% and +11.97%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 9 of this report to shareholders.)

During the fiscal year ended January 31, 2001, there was much volatility. The Federal Reserve Board raised short-term interest rates by 75 basis points early on in the period in an effort to cool the economy, then lowered the same rate by 100 basis points late in the period in an effort to keep the economy from weakening. Similarly, in the long-end of the US Treasury yield curve, the 10-year Treasury note, a benchmark for MBS had almost a two full point spread between its high and low for the year. Because of the volatility experienced during the period, timing of coupon allocation played a crucial role in the performance of MBS. We have had an ongoing strategy of avoiding prepayment-sensitive MBS, which at times may not have led to optimally allocating coupon distribution, thus dampening the Fund's performance. While not free from doubt, the direction of interest rates, at least near term, appears to us to be less volatile, and we believe the Fund is optimally positioned going forward.


January 31, 2001  4  Mercury U.S. Government Securities Fund


In Conclusion
We thank you for your interest in Mercury U.S. Government Securities Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



March 14, 2001



January 31, 2001  5  Mercury U.S. Government Securities Fund


IMPORTANT TAX INFORMATION


Of the net investment income distributions paid monthly by Mercury U.S. Government Securities Fund during the fiscal year ended January 31, 2001, 5.34% is attributable to income from Federal obligations.

Please retain this information for your records.



January 31, 2001  6  Mercury U.S. Government Securities Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the two years, decreasing 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. The shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived its management fee and a portion of its other expenses. Without such waiver, the Fund's performance would have been lower.

RECENT PERFORMANCE RESULTS*
                          6 Month        12 Month   Since Inception    Standardized
As of January 31, 2001  Total Return   Total Return   Total Return     30-Day Yield
Class I**                   +7.53%        +12.85%        +63.26%          6.18%
Class A**                   +7.50         +12.68         +60.76           5.66
Class B                     +7.14         +12.02         +55.48           5.62
Class C                     +7.11         +11.97         +54.94           5.92

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date.
The Fund commenced operations on 2/01/95.

**Prior to April 3, 2000, Class I Shares were designated Class A
Shares and Class A Shares were designated Class D Shares.


January 31, 2001  7  Mercury U.S. Government Securities Fund



FUND PERFORMANCE DATA (CONTINUED)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Mercury U.S. Government Securities Fund Class I and Class A Shares in comparison to a similar investment in the Salomon Brothers
Mortgage Index. Beginning and ending values are:

                                       2/01/95**          1/01

Mercury U.S. Government Securities
Fund++--Class I Shares*               $ 9,600           $15,456

Mercury U.S. Government Securities
Fund++--Class A Shares*               $ 9,600           $15,651

Salomon Brothers Mortgage Index++++   $10,000           $16,254


A line graph illustrating the growth of a $10,000 investment in Mercury U.S. Government Securities Fund Class B and Class C Shares in comparison to a similar investment in the Salomon Brothers
Mortgage Index. Beginning and ending values are:

                                       2/01/95**          1/01

Mercury U.S. Government Securities
Fund++--Class B Shares*               $10,000           $15,547

Mercury U.S. Government Securities
Fund++--Class C Shares*               $10,000           $15,494

Salomon Brothers Mortgage Index++++   $10,000           $16,254


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury US Government Securities Fund invests in marketable securities issued or guaranteed by the US Government, by various agencies of the US Government and by various instrumentalities which have been established or sponsored by the US Government.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency issued mortgage-backed securities.

Past performance is not predictive of future results.


January 31, 2001   8   Mercury U.S. Government Securities Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended
12/31/00                                  +11.09%         +6.64%
Five Years Ended
12/31/00                                   +7.22          +6.35
Inception (2/01/95)
through 12/31/00                           +8.44          +7.70

*Maximum sales charge is 4%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated Class A
Shares.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended
12/31/00                                  +10.05%         +6.05%
Five Years Ended
12/31/00                                  + 6.35          +6.04
Inception (2/01/95)
through 12/31/00                          + 7.56          +7.45

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended
12/31/00                                  +10.70%         +6.27%
Five Years Ended
12/31/00                                  + 6.93          +6.06
Inception (2/01/95)
through 12/31/00                          + 8.17          +7.42

*Maximum sales charge is 4%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated Class D
Shares.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended
12/31/00                                  +10.00%         +9.00%
Five Years Ended
12/31/00                                  + 6.29          +6.29
Inception (2/01/95)
through 12/31/00                          + 7.50          +7.50

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



January 31, 2001   9   Mercury U.S. Government Securities Fund



SCHEDULE OF INVESTMENTS
                                                                                     In US Dollars
                        Face                                 Interest      Maturity
Industries             Amount            Issue                 Rate        Date(s)        Value
US Government     $   999,901     Fannie Mae                   6.00%       1/01/2031   $   978,333
Agency              1,541,686     Fannie Mae                   6.50      2/01/2012 -
Mortgage-                                                                  2/01/2014     1,556,241
Backed                986,999     Fannie Mae                   6.50        6/01/2029       982,370
Obligations*--      1,953,452     Fannie Mae--                 5.71        1/01/2009
78.9%                             Multi-Family
                                  #0381208++(2)                                          1,916,824
                    1,958,460     Fannie Mae--                 6.18        1/01/2006
                                  Multi-Family
                                  #0073313++(2)                                          1,986,094
                    2,772,619     Freddie Mac--                5.50      3/01/2013 -
                                  Gold Program                             5/01/2014     2,720,725
                      999,901     Freddie Mac--                6.00      7/01/2029--
                                  Gold Program                             9/01/2029       978,963
                    2,500,000     Freddie Mac--                6.50          TBA (1)     2,520,300
                                  Gold Program
                    1,000,000     Freddie Mac--                7.00          TBA (1)     1,019,060
                                  Gold Program
                      971,176     Government National          5.50      3/15/2029 -
                                  Mortgage Association                     4/15/2029       924,884
                    1,767,665     Government National          7.00      6/15/2028 -
                                  Mortgage Association                     8/15/2028     1,795,314
                    2,671,035     Government National          7.50     10/15/2025 -
                                  Mortgage Association                     3/15/2028     2,744,484

                                  Total US Government Agency Mortgage-Backed
                                  Obligations (Cost--$20,086,878)                       20,123,592

US Government         500,000     US Treasury Notes            5.75        6/30/2001       501,543
Obligations--         750,000     US Treasury Notes            6.75        5/15/2005       803,558
9.2%                3,000,000     US Treasury STRIPS++++       5.82        8/15/2019     1,039,470

                                  Total US Government Obligations
                                  (Cost--$2,315,343)                                     2,344,571



January 31, 2001   10   Mercury U.S. Government Securities Fund



SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                     In US Dollars
                      Face
                     Amount               Short-Term Securities                           Value
Repurchase        $ 3,490,000     Morgan Stanley & Co., Inc., purchased
Agreements**--                    on 1/31/2001 to yield 5.70% to 2/01/2001            $  3,490,000
13.7%

                                  Total Investments in Short-Term Securities
                                  (Cost--$3,490,000)                                     3,490,000

                                  Total Investments
                                  (Cost--$25,892,221)--101.8%                           25,958,163
                                  Liabilities in Excess of Other Assets--(1.8%)          (467,536)
                                                                                      ------------
                                  Net Assets--100.0%                                  $ 25,490,627
                                                                                      ============

*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
**Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.
++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
++++STRIPS--Separate Trading of Registered Interest and Principal of
Securities.
(1)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchase securities for which all specific information is not available at this time.
(2)Represents balloon mortgages that amortize on a 30-year schedule and have 10-year original maturities.

See Notes to Financial Statements.


January 31, 2001   11   Mercury U.S. Government Securities Fund


STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2001
Assets:
Investments, at value (identified cost--$25,892,221)                                         $ 25,958,163
Cash                                                                                               96,255
Receivables:
 Securities sold                                                          $    2,509,595
 Capital shares sold                                                             412,204
 Interest                                                                        113,380        3,035,179
                                                                          --------------
Prepaid registration fees and other assets                                                         64,345
                                                                                             ------------
Total assets                                                                                   29,153,942
                                                                                             ------------

Liabilities:
Payables:
 Securities purchased                                                          3,532,253
 Dividends to shareholders                                                        46,889
 Capital shares redeemed                                                          22,452
 Distributor                                                                      13,479        3,615,073
                                                                            ------------
Accrued expenses                                                                                   48,242
                                                                                             ------------
Total liabilities                                                                               3,663,315
                                                                                             ------------

Net Assets:
Net assets                                                                                   $ 25,490,627
                                                                                             ============

Net Assets Consist of:
Class I Common Stock, $.10 par value, 6,250,000 shares
authorized                                                                                   $      5,766
Class A Common Stock, $.10 par value, 6,250,000 shares
authorized                                                                                         19,025
Class B Common Stock, $.10 par value, 6,250,000 shares
authorized                                                                                        155,089
Class C Common Stock, $.10 par value, 6,250,000 shares
authorized                                                                                         65,322
Paid-in capital in excess of par                                                               25,420,860
Accumulated realized capital losses on investments--net                                         (241,377)
Unrealized appreciation on investments--net                                                        65,942
                                                                                             ------------
Net assets                                                                                   $ 25,490,627
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $600,446 and 57,661
shares outstanding                                                                            $     10.41
                                                                                             ============
Class A--Based on net assets of $1,979,682 and 190,249
shares outstanding                                                                            $     10.41
                                                                                             ============
Class B--Based on net assets of $16,120,858 and 1,550,888
shares outstanding                                                                            $     10.39
                                                                                             ============
Class C--Based on net assets of $6,789,641 and 653,221
shares outstanding                                                                            $     10.39
                                                                                             ============


See Notes to Financial Statements.


January 31, 2001   12   Mercury U.S. Government Securities Fund


STATEMENT OF OPERATIONS
For the Year Ended January 31, 2001
Investment Income:
Interest and discount earned                                                                 $  1,091,957
                                                                                             ------------

Expenses:
Investment advisory fees                                                   $      83,077
Account maintenance and distribution fees--Class B                                80,186
Printing and shareholder reports                                                  46,201
Account maintenance and distribution fees--Class C                                37,697
Transfer agent fees--Class B                                                      30,131
Accounting services                                                               23,097
Professional fees                                                                 19,388
Transfer agent fees--Class C                                                      14,574
Custodian fees                                                                    14,357
Pricing fees                                                                       2,808
Account maintenance fees--Class A                                                  2,458
Transfer agent fees--Class A                                                       2,302
Directors' fees and expenses                                                       1,158
Transfer agent fees--Class I                                                         530
Other                                                                              2,394
                                                                            ------------
Total expenses before reimbursement                                              360,358
Reimbursement of expenses                                                      (240,017)
                                                                            ------------
Total expenses after reimbursement                                                                120,341
                                                                                             ------------
Investment income--net                                                                            971,616
                                                                                             ------------

Realized & Unrealized Gain on Investments--Net:
Realized gain on investments--net                                                                  70,127
Change in unrealized appreciation/depreciation on
investments--net                                                                                  918,947
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $  1,960,690
                                                                                             ============


See Notes to Financial Statements.

January 31, 2001  13  Mercury U.S. Government Securities Fund


STATEMENTS OF CHANGES
IN NET ASSETS
                                                                                     For the
                                                                                    Year Ended
                                                                                    January 31,
Increase (Decrease)in Net Assets:                                               2001             2000
Operations:
Investment income--net                                                     $     971,616     $  1,125,604
Realized gain (loss) on investments--net                                          70,127        (301,986)
Change in unrealized appreciation/depreciation on
investments--net                                                                 918,947      (1,043,664)
                                                                           -------------     ------------
Net increase (decrease) in net assets resulting from
operations                                                                     1,960,690        (220,046)
                                                                           -------------     ------------

Dividends to Shareholders:
Investment income--net:
 Class I                                                                        (14,872)         (30,860)
 Class A                                                                        (61,747)         (71,339)
 Class B                                                                       (623,185)        (797,265)
 Class C                                                                       (271,812)        (226,140)
                                                                           -------------     ------------
Net decrease in net assets resulting from dividends
to shareholders                                                                (971,616)      (1,125,604)
                                                                           -------------     ------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                             8,208,063      (4,836,182)
                                                                           -------------     ------------

Net Assets:
Total increase (decrease) in net assets                                        9,197,137      (6,181,832)
Beginning of year                                                             16,293,490       22,475,322
                                                                           -------------     ------------
End of year                                                                $  25,490,627     $ 16,293,490
                                                                           =============     ============


See Notes to Financial Statements.

January 31, 2001   14   Mercury U.S. Government Securities Fund

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                        Class I++++

Increase (Decrease) in                                                          For the Year Ended January 31,
Net Asset Value:                                                        2001      2000       1999      1998       1997
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $   9.85   $  10.52  $  10.48  $  10.20   $  10.48
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .66        .64       .64       .69        .69
Realized and unrealized gain (loss)
on investments--net                                                        .56      (.67)       .21       .35      (.21)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.22      (.03)       .85      1.04        .48
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.66)      (.64)     (.64)     (.69)      (.69)
 Realized gain on
 investments--net                                                           --         --     (.17)     (.07)      (.07)
 In excess of realized gain on
 investments--net                                                           --         --      --++        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.66)      (.64)     (.81)     (.76)      (.76)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  10.41   $   9.85  $  10.52  $  10.48   $  10.20
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                   12.85%     (.28%)     8.39%    10.66%      4.76%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .00%       .00%      .00%      .00%       .00%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 1.38%      1.38%     1.73%     2.00%      2.92%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   6.49%      6.22%     6.13%     6.80%      6.69%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $    600   $    140  $  1,278  $  3,233   $  4,486
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      84.53%     91.75%   310.91%   361.31%     27.32%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Prior to April 3, 2000, Class I Shares were designated as Class
A Shares.

See Notes to Financial Statements.

January 31, 2001   15   Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                        Class A++++

Increase (Decrease) in                                                          For the Year Ended January 31,
Net Asset Value:                                                        2001      2000       1999      1998       1997
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $   9.84   $  10.52  $  10.48  $  10.20   $  10.48
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .64        .61       .61       .67        .66
Realized and unrealized gain (loss)
on investments--net                                                        .57      (.68)       .21       .35      (.21)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.21      (.07)       .82      1.02        .45
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.64)      (.61)     (.61)     (.67)      (.66)
 Realized gain on
investments--net                                                            --         --     (.17)     (.07)      (.07)
 In excess of realized gain on
investments--net                                                            --         --      --++        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.64)      (.61)     (.78)     (.74)      (.73)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  10.41   $   9.84  $  10.52  $  10.48   $  10.20
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                   12.68%     (.63%)     8.12%    10.38%      4.49%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .25%       .25%      .25%      .25%       .21%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 1.63%      1.67%     1.67%     2.25%      3.14%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   6.26%      6.02%     5.73%     6.53%      6.42%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $  1,980   $    708  $  1,701  $    315   $    313
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      84.53%     91.75%   310.91%   361.31%     27.32%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Prior to April 3, 2000, Class A Shares were designated as Class
D Shares.

See Notes to Financial Statements.

January 31, 2001   16   Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class B

Increase (Decrease) in                                                          For the Year Ended January 31,
Net Asset Value:                                                        2001      2000       1999      1998       1997
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $   9.83   $  10.51  $  10.48  $  10.20   $  10.48
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .59        .56       .56       .61        .60
Realized and unrealized gain (loss)
on investments--net                                                        .56      (.68)       .20       .35      (.21)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.15      (.12)       .76       .96        .39
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.59)      (.56)     (.56)     (.61)      (.60)
 Realized gain on
investments--net                                                            --         --     (.17)     (.07)      (.07)
 In excess of realized gain on
investments--net                                                            --         --      --++        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.59)      (.56)     (.73)     (.68)      (.67)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  10.39   $   9.83  $  10.51  $  10.48   $  10.20
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                   12.02%    (1.13%)     7.48%     9.76%      3.90%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .75%       .75%      .75%      .75%       .75%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 2.19%      2.22%     2.34%     2.82%      3.72%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.81%      5.54%     5.26%     5.94%      5.85%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $ 16,121   $ 12,045  $ 14,817  $  6,627   $  4,514
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      84.53%     91.75%   310.91%   361.31%     27.32%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


January 31, 2001   17   Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class C

Increase (Decrease) in                                                          For the Year Ended January 31,
Net Asset Value:                                                        2001      2000       1999      1998       1997
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $   9.83   $  10.51  $  10.48  $  10.19   $  10.47
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .58        .56       .55       .60        .59
Realized and unrealized gain (loss)
on investments--net                                                        .56      (.68)       .20       .36      (.21)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.14      (.12)       .75       .96        .38
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.58)      (.56)     (.55)     (.60)      (.59)
 Realized gain on
investments--net                                                            --         --     (.17)     (.07)      (.07)
 In excess of realized gain on
investments--net                                                            --         --      --++        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.58)      (.56)     (.72)     (.67)      (.66)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  10.39   $   9.83  $  10.51  $  10.48   $  10.19
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                   11.97%    (1.18%)     7.43%     9.79%      3.83%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .80%       .80%      .80%      .80%       .85%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 2.25%      2.33%     2.47%     2.90%      3.78%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.75%      5.49%     5.21%     5.88%      5.78%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $  6,790   $  3,400  $  4,679  $  2,057   $  1,757
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      84.53%     91.75%   310.91%   361.31%     27.32%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


January 31, 2001   18   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies:
Mercury U.S. Government Securities Fund (the "Fund")(formerly US
Government Securities Portfolio) is a series of The Asset Program,
Inc. (the "Program")(formerly Merrill Lynch Asset Builder Program,
Inc.), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes under the distribution plan for Class A Shares). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Program's Board of Directors as the primary market.
Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price
(options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Program's Board of Directors.


January 31, 2001   19   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONTNIUED)


 (b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).
Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


January 31, 2001   20   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.
Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective February 1, 2001.
The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $1,696 decrease to cost of securities and a corresponding $1,696 increase in net unrealized appreciation, based on securities held as of January 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Expenses--Certain expenses have been allocated to the individual
Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(i) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund
Investment Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

FAM is responsible for the management of the Fund and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based on the average daily value of the Fund's net assets at the annual rate of .50%. For the year ended
January 31, 2001, FAM earned fees of $83,077, all of which were waived. FAM also reimbursed the Fund for additional expenses of $156,940.

January 31, 2001   21   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fees          Fees

Class A                                .25%           --
Class B                                .25%          .50%
Class C                                .25%          .55%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML &
Co. and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class
C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                         FAMD       MLPF&S

Class A                                  $406       $5,659

For the year ended January 31, 2001, MLPF&S received contingent deferred sales charges of $44,056 and $1,402 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Program's transfer agent.

During the year ended January 31, 2001, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $170 for security price quotations to compute the net asset value of the Fund.
Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $20,937 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State
Street") pursuant to an agreement between State Street and the Fund.
The Fund will pay the cost of these services. In addition, the Fund will reimburse FAMfor the cost of certain additional accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


January 31, 2001   22   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


3 Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2001 were $19,402,717 and $13,410,947, respectively.

Net realized gains for the year ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

                                                Realized      Unrealized
                                                 Gains          Gains

Long-term investments                        $     70,127    $    65,942
                                             ------------    -----------
Total                                        $     70,127    $    65,942
                                             ============    ===========

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $64,624, of which $130,905 related to appreciated securities and $66,281 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $25,893,539.

4 Capital Share Transactions:
Prior to April 3, 2000, Class I Shares were designated Class A
Shares and Class A Shares were designated Class D Shares.

Net increase (decrease) in net assets derived from capital share transactions was $8,208,063 and $(4,836,182) for the years ended
January 31, 2001 and January 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                    88,352       $    909,599
Shares issued to shareholders in reinvestment
of dividends                                    1,093             11,057
                                           ----------       ------------
Total issued                                   89,445            920,656
Shares redeemed                              (46,041)          (472,905)
                                           ----------       ------------
Net increase                                   43,404       $    447,751
                                           ==========       ============


Class I Shares for the Year                                     Dollar
Ended January 31, 2000                         Shares           Amount

Shares sold                                    17,324       $    178,161
Shares issued to shareholders in reinvestment
of dividends                                    3,127             32,093
                                           ----------       ------------
Total issued                                   20,451            210,254
Shares redeemed                             (127,755)        (1,313,322)
                                           ----------       ------------
Net decrease                                (107,304)       $ (1,103,068)
                                           ==========       ============


January 31, 2001   23   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class A Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                   138,809       $  1,408,867
Automatic conversion of shares                  7,401             74,336
Shares issued to shareholders in reinvestment
of dividends                                    4,835             49,020
                                           ----------       ------------
Total issued                                  151,045          1,532,223
Shares redeemed                              (32,739)          (326,475)
                                           ----------       ------------
Net increase                                  118,306       $  1,205,748
                                           ==========       ============


Class A Shares for the Year                                     Dollar
Ended January 31, 2000                         Shares           Amount

Shares sold                                    16,527       $    169,760
Automatic conversion of shares                  2,160             21,885
Shares issued to shareholders in reinvestment
of dividends                                    4,832             49,378
                                           ----------       ------------
Total issued                                   23,519            241,023
Shares redeemed                             (113,260)        (1,154,809)
                                           ----------       ------------
Net decrease                                 (89,741)       $  (913,786)
                                           ==========       ============


Class B Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                   859,651       $  8,792,262
Shares issued to shareholders in reinvestment
of dividends                                   39,787            399,752
Total issued                                  899,438          9,192,014
                                           ----------       ------------
Automatic conversion of shares                (7,409)           (74,336)
Shares redeemed                             (566,592)        (5,644,408)
                                           ----------       ------------
Net increase                                  325,437       $  3,473,270
                                           ==========       ============


January 31, 2001   24   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class B Shares for the Year                                    Dollar
Ended January 31, 2000                         Shares          Amount

Shares sold                                   565,860       $  5,779,648
Shares issued to shareholders in reinvestment
of dividends                                   56,455            573,274
                                           ----------       ------------
Total issued                                  622,315          6,352,922
Automatic conversion of shares                (2,161)           (21,885)
Shares redeemed                             (804,061)        (8,148,209)
                                           ----------       ------------
Net decrease                                (183,907)       $(1,817,172)
                                           ==========       ============


Class C Shares for the Year                                     Dollar
Ended January 31, 2001                         Shares           Amount

Shares sold                                   404,886       $  4,051,784
Shares issued to shareholders in reinvestment
of dividends                                   22,184            223,623
                                           ----------       ------------
Total issued                                  427,070          4,275,407
Shares redeemed                             (119,743)        (1,194,113)
                                           ----------       ------------
Net increase                                  307,327       $  3,081,294
                                           ==========       ============


Class C Shares for the Year                                     Dollar
Ended January 31, 2000                         Shares           Amount

Shares sold                                   142,652       $  1,464,961
Shares issued to shareholders in reinvestment
of dividends                                   18,021            183,060
                                           ----------       ------------
Total issued                                  160,673          1,648,021
Shares redeemed                             (259,845)        (2,650,177)
                                           ----------       ------------
Net decrease                                 (99,172)     $  (1,002,156)
                                           ==========       ============


January 31, 2001   25   Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


5 Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds mangaed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended January 31, 2001.

6 Capital Loss Carryforward:
At January 31, 2001, the Fund had a net capital loss carryforward of approximately $251,000, of which $69,000 expires in 2008 and $182,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


January 31, 2001   26   Mercury U.S. Government Securities Fund



INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERCURY U.S. GOVERNMENT SECURITIES FUND OF
THE ASSET PROGRAM, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Mercury U.S.
Government Securities Fund (formerly US Government Securities
Portfolio) as of January 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and broker;
where a reply from the broker was not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. Government Securities Fund as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 16, 2001

January 31, 2001   27   Mercury U.S. Government Securities Fund

